UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 26, 2014

NEW SOURCE ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35809	38-3888132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
914 North Broadway, Suite 230
Oklahoma City, Oklahoma 73102
(405) 272-3028
(Address of Principal Executive Offices, Including Zip Code)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Contribution Agreement

On June 26, 2014, New Source Energy Partners L.P. ("NSLP" or the "Partnership") entered into a contribution agreement (the "Contribution Agreement") with Rod's Holdings, LLC, a Delaware limited liability company ("RPS Holdings"), Erick's Holdings, LLC, a Delaware limited liability company ("EFS Holdings"), and certain individuals named therein (collectively, the "Contributors") pursuant to which the Partnership acquired all of the outstanding membership interests in Erick Flowback Services LLC, an Oklahoma limited liability company ("EFS"), and all of the outstanding membership interests in Rod's Production Services, L.L.C, a Delaware limited liability company ("RPS"), such acquisition of membership interests being referred to collectively herein as the acquisition. EFS and RPS specialize in providing services to oil and natural gas exploration and production companies that increase the safety and efficiencies in pressure-related processes during the completion phase of a well, with a specific focus on well testing and flowback services. EFS and RPS operate primarily in Oklahoma, Texas, Pennsylvania, and Ohio.

At the closing of the transaction, EFS Holdings received total consideration equal to approximately $116.8 million, consisting of cash of approximately $57.3 million, 1,843,815 common units representing limited partner interests in the Partnership ("Common Units") valued at approximately $42.7 million using a twenty-day volume weighted average price and the assumption of the debt of EFS and RPS equal to approximately $16.8 million.

EFS Holdings is also entitled under the Contribution Agreement to earn additional consideration in the form of cash and Common Units in the second quarter of 2015 based on a specified multiple of the annualized EBITDA of EFS and RPS for the year ended December 31, 2014, less certain adjustments, as set forth in the Contribution Agreement. The Contribution Agreement also contains representations, warranties, covenants and indemnification provisions that are typical for transactions of this nature. The transaction has an effective date of March 31, 2014.

The Contribution Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K (this "Current Report") and is incorporated herein by reference to this Item 1.01. The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement.

Loan Agreement

On June 26, 2014, in connection with the acquisition, EFS, RPS, MCE, LP and certain individuals named therein entered into an amended and restated loan and security agreement with Bank 7 (the "Loan Agreement"). The Loan Agreement restructured loans previously held by EFS and RPS to (i) consolidate notes into two loans totaling $16.8 million, (ii) modify the definition of collateral, and (iii) include a working capital requirement to the financial covenants. The obligations under the Loan Agreement are guaranteed by MCE, LP, a majority owned subsidiary of the Partnership, and certain individuals named therein.

The Loan Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference to this Item 1.01. The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement.

Fair Market Value Purchase Plan

On June 26, 2014, the board of directors (the "Board") of New Source Energy, GP, LLC, the general partner of NSLP (the "general partner"), adopted the New Source Energy Partners L.P. Fair Market Value Purchase Plan (the "Plan"). The Plan provides that employees, directors and other service providers of the Partnership and the general partner with an opportunity to purchase Common Units, including in conjunction with settlement of phantom unit awards. Up to 432,038 Common Units were approved by the Board under the Plan for issuance to satisfy the future settlement of phantom awards issued to employees of EFS and RPS pursuant to the Contribution Agreement. Prior to the issuance of additional awards under the Plan, the board would need to approve an amendment to increase the number of Common Units available for issuance thereto.

The Plan is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference to this Item 1.01. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 to this Current Report with respect to the acquisition of EFS and RPS by the Partnership is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 to this Current Report with respect to the issuance of Common Units pursuant to the Contribution Agreement is incorporated herein by reference. The Common Units were issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure

On June 26, 2014, in connection with the entry into the Contribution Agreement described in Item 1.01 of this Current Report, the Partnership issued a press release. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed "furnished" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The Partnership will file the financial statements as required by this Item 9.01 not later than 71 days after the date on which this Current Report is required to be filed.

(b)    Pro Forma Financial Information.

The Partnership will file the financial statements as required by this Item 9.01 not later than 71 days after the date on which this Current Report is required to be filed.

(d)    Exhibits.

2.1	Contribution Agreement, dated as of June 26, 2014, among New Source Energy Partners L.P. and J. Mark Snodgrass, Brian N. Austin, Rod's Holdings, LLC and Erick's Holdings, LLC.

10.1
First Amended and Restated Loan and Security Agreement, dated June 26, 2014, by and between Erick Flowback Services, LLC, Rod's Production Services, L.L.C., Mark Snodgrass, Brian Austin, MCE, LP and Bank 7.

10.2	New Source Energy Partners L.P. Fair Market Value Purchase Plan.

99.1    Press Release issued by New Source Energy Partners L.P., dated June 26, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Source Energy Partners L.P.

	By:	New Source Energy GP, LLC, its general partner

Dated: July 1, 2014	By:	/s/ Kristian B. Kos
	Name:	Kristian B. Kos
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
2.1	Contribution Agreement, dated as of June 26, 2014, among New Source Energy Partners L.P. and J. Mark Snodgrass, Brian N. Austin, Rod's Holdings, LLC and Erick's Holdings, LLC.
10.1
First Amended and Restated Loan and Security Agreement, dated June 26, 2014, by and between Erick Flowback Services, LLC, Rod's Production Services, L.L.C., Mark Snodgrass, Brian Austin, MCE, LP and Bank 7.

10.2	New Source Energy Partners L.P. Fair Market Value Purchase Plan.
99.1	Press Release issued by New Source Energy Partners L.P., dated June 26, 2014.